Exhibit 99.1

LeMaitre Vascular Announces Q3 2019 Financial Results

BURLINGTON, MA, October 23, 2019 - LeMaitre Vascular, Inc. (Nasdaq:LMAT), a provider of vascular devices, implants and services, today reported Q3 2019 results, provided guidance, and announced an $0.085/share dividend.

Q3 2019 Results

●	Sales of $29.1mm, +20% (+13% organic) vs. Q3 2018
●	Operating income of $5.9mm, +28%
●	Net income of $5.2mm, +20%
●	Earnings of $0.25 per diluted share, +20%
●	EBITDA of $7.0mm, +27%

The Company posted record sales in the Americas (+18%), while Europe/Middle East/Africa (+20%) and Asia/Pac sales (+43%) also contributed. Sales growth was led by embolectomy catheters, valvulotomes and allografts.

Gross margin decreased to 69.3% in Q3 2019 (vs. 71.4% in Q3 2018) primarily due to the two lower-margin acquisitions of H2 2018 and the strong US dollar.

Operating expenses in Q3 2019 were $14.3mm (+13% vs. Q3 2018) driven by sales compensation, acquisition-related expenses and factory consolidations. The Company employed 109 sales reps at September 30, 2019 vs. 106 a year earlier.

Business Outlook

	Previous Guidance	Current Guidance
	(7/24/2019)	(Includes CardioCel and VascuCel)
Q4 2019 Sales	N/A	$30.1mm - $30.9mm
(Midpoint:+8% reported, +4% organic)
Q4 2019 Gross Margin	N/A	68.2%
$5.6mm - $6.1mm
Q4 2019 Op. Income	N/A	(Midpoint: -18%)
(Midpoint Ex-Special Items: +5%)
$0.22 - $0.24
Q4 2019 EPS	N/A	(Midpoint: -23%)
(Midpoint Ex-Special Items: +5%)
2019 Sales	$115.5mm - $116.7mm	$117.2mm - $118.0mm
	(Midpoint: +10% reported, +7% organic)	(Midpoint: +11% reported, +7% organic)
2019 Gross Margin	68.7%	68.7%
	$21.5mm - $22.4mm	$21.9mm - $22.4mm
2019 Op. Income	(Midpoint: -22%)	(Midpoint: -22%)
	(Midpoint Ex-Special Items: +6%)	(Midpoint Ex-Special Items: +7%)
	$0.84 - $0.88	$0.88 - $0.90
2019 EPS	(Midpoint: -24%)	(Midpoint: -22%)
	(Midpoint Ex-Special Items: +4%)	(Midpoint Ex-Special Items: +7%)

Acquisition of Biologic Patch Business from Admedus

On October 11, 2019, the Company acquired Admedus’s biologic patch business for $15.5 million, of which $14.2 million was paid at closing and $1.3 million is due in two post-closing installments. There are also potential earnout payments of $7.8 million payable based upon the performance of the acquired business as well as other milestones. The acquired patches, marketed under the brands CardioCel® and VascuCel®, are processed in a manner intended to reduce the risk of calcification. CardioCel and VascuCel sales in the first nine months of 2019 annualize to $7.1 million, mostly in the US and Europe.

Quarterly Dividend

On October 21, 2019, the Company's Board of Directors approved a quarterly dividend of $0.085/share of common stock. The dividend will be paid on December 5, 2019 to shareholders of record on November 20, 2019.

Share Repurchase Program

On February 14, 2019, the Company's Board of Directors authorized the repurchase of up to $10.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 14, 2020, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today to review the Company's financial results and discuss its business outlook for the remainder of the year. The conference call will be broadcast live over the Internet. Individuals who are interested in listening to the webcast should log on to the Company's website at www.lemaitre.com/investor. The conference call may also be accessed by dialing 844-239-5284 (+1 512-961-6497 for international callers), using passcode 1984936. For individuals unable to join the live conference call, a replay will be available on the Company's website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre Vascular

LeMaitre Vascular is a provider of devices, implants and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre and the LeMaitre Vascular logo are registered trademarks of LeMaitre Vascular, Inc. This press release contains other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre Vascular management believes that in order to better understand the Company's short-term and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, a reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events as well as EBITDA or earnings before interest, taxes, depreciation and amortization. The Company refers to the calculation of non-GAAP sales growth percentages as "organic." The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events, and EBITDA to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. The Company believes that evaluating EBITDA provides an approximation of the cash generating ability of its operations.

The Company has also identified the percentage change in its projected Q4 2019 and 2019 operating income and earnings per share excluding “special items.” Those special items are the gains on the Company’s 2018 acquisitions and divestitures, net of tax, and a 2019 restructuring charge. Because acquisitions, divestitures and restructurings are episodic in nature and are highly variable to the Company’s results, the Company believes that evaluating its profitability net of such transactions and events provides an additional and meaningful assessment of profitability to management.

Forward-Looking Statements

The Company's current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company's business that are not historical facts may be "forward-looking statements" that involve risks and uncertainties. Specifically, forward-looking statements in this release include, but are not limited to, statements about the Company's expectations regarding Q4 2019 and 2019 sales, gross margin, operating income and earnings per share. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the risk of significant fluctuations in our quarterly and annual results due to numerous factors including the acceleration or deceleration of product growth rates; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; the risk that assumptions about the market for the Company's products and the productivity of the Company's direct sales force and distributors may not be correct; risks related to the integration of acquisition targets; risks related to the transition of manufacturing of an acquired product line to the Company; risks related to the Company’s ability to attain or maintain regulatory approvals for its products; product demand and market acceptance of the Company's products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories; the risk that the Company will not be successful in selling to a non-core call point; and other risks and uncertainties included under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company's investor relations website at http://www.lemaitre.com and on the SEC's website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT: J.J. Pellegrino, CFO, LeMaitre Vascular

781-425-1691

jjpellegrino@lemaitre.com

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	September 30, 2019	December 31, 2018
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$11,719	$26,318
Short-term marketable securities	33,177	21,668
Accounts receivable, net	14,878	15,721
Inventory and other deferred costs	36,695	27,388
Prepaid expenses and other current assets	3,226	2,922
Total current assets	99,695	94,017

Property and equipment, net	14,070	14,102
Right-of-use leased assets	6,008	-
Goodwill	32,102	29,868
Other intangibles, net	16,765	13,692
Deferred tax assets	1,164	1,215
Other assets	210	194

Total assets	$170,014	$153,088

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	$1,670	$1,732
Accrued expenses	13,390	15,847
Acquisition-related obligations	2,597	2,179
Lease liabilities - short-term	1,666	-
Total current liabilities	19,323	19,758

Lease liabilities - long-term	4,755	-
Deferred tax liabilities	823	484
Other long-term liabilities	2,797	2,611
Total liabilities	27,698	22,853

Stockholders' equity
Common stock	215	211
Additional paid-in capital	103,673	98,442
Retained earnings	54,117	45,831
Accumulated other comprehensive loss	(4,894)	(3,900)
Treasury stock	(10,795)	(10,349)
Total stockholders' equity	142,316	130,235

Total liabilities and stockholders' equity	$170,014	$153,088

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(amounts in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018

Net sales	$29,100	$24,165	$87,062	$77,179
Cost of sales	8,934	6,910	27,117	22,458

Gross profit	20,166	17,255	59,945	54,721

Operating expenses:
Sales and marketing	7,429	6,622	22,887	20,504
General and administrative	4,551	3,983	14,026	13,227
Research and development	2,281	2,037	6,777	5,850
Gain on divestiture	-	-	-	(5,876)
Total operating expenses	14,261	12,642	43,690	33,705

Income from operations	5,905	4,613	16,255	21,016

Other income:
Other income (loss), net	(15)	117	236	177

Income before income taxes	5,890	4,730	16,491	21,193

Provision for income taxes	706	416	3,170	4,275

Net income	$5,184	$4,314	$13,321	$16,918

Earnings per share of common stock
Basic	$0.26	$0.22	$0.68	$0.87
Diluted	$0.25	$0.21	$0.66	$0.84

Weighted - average shares outstanding:
Basic	19,871	19,503	19,731	19,369
Diluted	20,378	20,293	20,277	20,258

Cash dividends declared per common share	$0.085	$0.070	$0.255	$0.210

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
SELECTED NET SALES INFORMATION
(amounts in thousands)
(unaudited)

	For the three months ended				For the nine months ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$17,698	61%	$14,943	62%	$51,584	59%	$46,885	61%
Europe/Middle East/Africa	9,452	32%	7,856	32%	29,479	34%	25,685	33%
Asia/Pacific Rim	1,950	7%	1,366	6%	5,999	7%	4,609	6%
Total Net Sales	$29,100	100%	$24,165	100%	$87,062	100%	$77,179	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended September 30, 2019
Net sales as reported	$29,100
Impact of currency exchange rate fluctuations	436
Net impact of acquisitions excluding currency	(2,284)
Adjusted net sales		$27,252

For the three months ended September 30, 2018
Net sales as reported	$24,165
Adjusted net sales		$24,165

Adjusted net sales increase for the three months ended September 30, 2019		$3,087	13%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending December 31, 2019
Net sales per guidance (midpoint)	$30,548
Impact of currency exchange rate fluctuations	157
Net impact of acquisitions excluding currency	(1,172)
Adjusted projected net sales		$29,533

For the three months ended December 31, 2018
Net sales as reported	$28,389
Adjusted net sales		$28,389

Adjusted projected net sales increase for the three months ending December 31, 2019		$1,144	4%

Reconciliation between GAAP and Non-GAAP projected operating income:
For the three months ending December 31, 2019
Operating income per guidance (midpoint)	$5,876
Adjusted projected operating income		$5,876

For the three months ended December 31, 2018
Operating income as reported	$7,193
Impact of gain on acquisition	(1,598)
Adjusted operating income		$5,595

Adjusted projected operating income increase for the three months ending December 31, 2019		$281	5%

Reconciliation between GAAP and Non-GAAP projected earnings per share:
For the three months ending December 31, 2019
Earnings per share per guidance (midpoint)	$0.23
Adjusted projected earnings per share		$0.23

For the three months ended December 31, 2018
Earnings per share as reported	$0.30
Less earnings per share from gains on acquisitions and divestitures, net of tax	$(0.08)
Adjusted earnings per share		$0.22

Adjusted projected earnings per share increase for the three months ending December 31, 2019		$0.01	5%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ending December 31, 2019
Net sales per guidance (midpoint)	$117,611
Impact of currency exchange rate fluctuations	2,213
Net impact of acquisitions excluding currency	(7,701)
Adjusted projected net sales		$112,123

For the year ended December 31, 2018
Net sales as reported	$105,568
Net impact of divestitures excluding currency	(787)
Adjusted net sales		$104,781

Adjusted projected net sales increase for the year ending December 31, 2019		$7,342	7%

Reconciliation between GAAP and Non-GAAP projected operating income:
For the year ending December 31, 2019
Operating income per guidance (midpoint)	$22,132
Add back restructuring charge	147
Adjusted projected operating income		$22,279

For the year ended December 31, 2018
Operating income as reported	$28,209
Impact of gains on acquisitions and divestitures	(7,474)
Adjusted operating income		$20,735

Adjusted projected operating income increase for the year ending December 31, 2019		$1,544	7%

Reconciliation between GAAP and Non-GAAP projected earnings per share:
For the year ending December 31, 2019
Earnings per share per guidance (midpoint)	$0.89
Add back earnings per share from restructuring charge, net of tax	$0.00
Adjusted projected earnings per share		$0.89

For the year ended December 31, 2018
Earnings per share as reported	$1.13
Less earnings per share from gains on acquisitions and divestitures, net of tax	$(0.30)
Adjusted earnings per share		$0.83

Adjusted projected earnings per share increase for the year ending December 31, 2019		$0.06	7%

	For the three months ended		For the nine months ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Reconciliation between GAAP Net Income and Non-GAAP EBITDA
Net income as reported	$5,184	$4,314	$13,321	$16,918
Interest (income) expense, net	(193)	(192)	(574)	(452)
Amortization and depreciation expense	1,345	1,006	3,975	3,108
Provision for income taxes	706	416	3,170	4,275

EBITDA	$7,042	$5,544	$19,892	$23,849

EBITDA percentage increase		27%		-17%